UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)

3031 Research Drive
Richmond, California 94806
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 222-9700

ITEM 5. OTHER EVENTS

     On January 26, 2004 Onyx Pharmaceuticals, Inc., or the Company, announced that it plans to publicly offer 3,500,000 shares of its common stock pursuant to an effective registration statement previously filed with the Securities and Exchange Commission. In addition, the Company announced plans to grant to the underwriters in connection with the offering an option to purchase up to an additional 525,000 shares of common stock. The press release issued by the Company dated January 26, 2004, titled “Onyx Announces Public Offering of Common Stock,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company’s Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release titled “Onyx Announces Public Offering of Common Stock,” dated January 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.
(Registrant)

Dated: January 26, 2004	By:	/s/ Marilyn E. Wortzman

Marilyn E. Wortzman Vice President, Finance

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Onyx Announces Public Offering of Common Stock,” dated January 26, 2004